Exhibit T3A.72

NORTH CAROLINA Department of the Secretary of State

To all whom these presents shall come, Greetings:

I, ELAINE F. MARSHALL, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

ARTICLES OF ORGANIZATION

OF

CBL MAYFAIRE HOTEL MEMBER, LLC

the original of which was filed in this office on the 10th day of August, 2021.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at the City of Raleigh, this 10th day of August, 2021.
Secretary of State
Certification# C202121600394-1 Reference# C202121600394-1 Page: 1 of 3
Verify this certificate online at https://www.sosnc.gov/verification

State of North Carolina Department of the Secretary of State	SOSID: 2247678 Date Filed: 8/10/2021 10:17:00 AM Elaine F. Marshall North Carolina Secretary of State C2021 216 00394

Limited Liability Company

ARTICLES OF ORGANIZATION

Pursuant to §57D-2-20 of the General Statutes of North Carolina, the undersigned does hereby submit these Articles of Organization for the purpose of forming a limited liability company.

1.	The name of the limited liability company is: CBL Mayfaire Hotel Member, LLC

                                                 (See Item 1 of the Instructions for appropriate entity designation)

2.

The name and address of each person executing these articles of organization is as follows: (State whether each person is executing these articles of organization in the capacity of a member, organizer or both by checking all applicable boxes.) Note: This document must be signed by all persons listed.

Name	Business Address	Capacity
Jeffery V. Curry - 2030 Hamilton Place Blvd., CBL Center Suite 500 Chattanooga TN, 37421 United States		☐	Member		Organizer
		☐	Member	☐	Organizer
		☐	Member	☐	Organizer

3.	The name of the initial registered agent is: Corporation Service Company

4.	The street address and county of the initial registered agent office of the limited liability company is:

Number and Street 2626 Glenwood Ave Ste 550

City Raleigh State: NC Zip Code: 27608 County: Wake

5.	The mailing address, if different from the street address, of the initial registered agent office is:

Number and Street 2626 Glenwood Ave Ste 550

City Raleigh State: NC Zip Code: 27608 County: Wake

6.	Principal office information: (Select either a or b.)

a.	The limited liability company has a principal office.

The principal office telephone number: (423) 855-0001

The street address and county of the principal office of the limited liability company is:

Number and Street: 2030 Hamilton Place Blvd, Suite 500

City: Chattanooga State: TN Zip Code: 37421-6000 County: Hamilton

BUSINESS REGISTRATION DIVISION	P.O. BOX 29622	Raleigh, NC 27626-0622
(Revised August. 2017)		Form L-01

Certification# C202121600394-1 Reference# C202121600394-1 Page: 2 of 3

The mailing address, if different from the street address, of the principal office of the company is:

Number and Street:

City:                                              State:                      Zip Code:                      County:

b.	☐ The limited liability company does not have a principal office.

7.	Any other provisions which the limited liability company elects to include (e.g., the purpose of the entity) are attached.

8.	(Optional): Listing of Company Officials (See instructions on the importance of listing the company officials in the creation document.

Name	Title	Business Address

9.	(Optional): Please provide a business e-mail address: Privacy Redaction

The Secretary of State’s Office will e-mail the business automatically at the address provided above at no cost when a document is filed. The e-mail provided will not be viewable on the website. For more information on why this service is offered, please see the instructions for this document.

10.	These articles will be effective upon filing, unless a future date is specified:

This is the 4th day of August, 2021.

Jeffery V. Curry
Signature

Jeffery V. Curry Organizer
Type or Print Name and Title

The below space to be used if more than one organizer or member is listed in Item #2 above.

Signature	Signature

Type or Print Name and Title	Type or Print Name and Title

NOTE:

1.	Filing fee is $125. This document must be filed with the Secretary of State.

BUSINESS REGISTRATION DIVISION	P.O. BOX 29622	Raleigh, NC 27626-0622
(Revised August. 2017)		Form L-01

Certification# C202121600394-1 Reference# C202121600394-1 Page: 3 of 3